Exhibit 99.3

Earnings Supplement

As of September 30, 2007

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

ASPEN INSURANCE HOLDINGS LIMITED

ASPEN INSURANCE HOLDINGS LIMITED

BASIS OF PRESENTATION

Definitions and presentation:    All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2006. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company’s results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure):    Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 27 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (‘‘Operating ROAE’’) (a non-GAAP financial measure):    Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods. The Company presents Operating ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 27 for a reconciliation of operating income to net income and page 20 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure):    The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 27 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures):    The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from US statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

ASPEN INSURANCE HOLDINGS LIMITED

CONSOLIDATED INCOME STATEMENTS

(in US$ millions)	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
UNDERWRITING REVENUES
Gross written premiums	373.5	457.5	1,513.5	1,658.6
Premiums ceded	(24.7)	(24.0)	(191.1)	(273.1)
Net written premiums	348.8	433.5	1,322.4	1,385.5
Change in unearned premiums	70.9	(4.2)	(12.5)	(124.6)
Net earned premiums	419.7	429.3	1,309.9	1,260.9
UNDERWRITING EXPENSES
Losses and loss expenses	(219.9)	(232.0)	(718.1)	(688.2)
Acquisition expenses	(76.1)	(78.9)	(235.5)	(255.4)
General and administrative expenses	(58.6)	(36.8)	(148.3)	(118.0)
Total underwriting expenses	(354.6)	(347.7)	(1,101.9)	(1,061.6)
Underwriting income	65.1	81.6	208.0	199.3
OTHER OPERATING REVENUE
Net investment income	72.4	47.3	218.7	141.7
Interest expense	(4.2)	(4.6)	(12.8)	(12.5)
Total other operating revenue	68.2	42.7	205.9	129.2
Other income (expense)	(2.7)	(7.1)	(8.1)	(9.6)
OPERATING INCOME BEFORE TAX	130.6	117.2	405.8	318.9
OTHER
Net realized exchange gains	9.2	2.5	22.7	10.4
Net realized investment losses	(1.9)	(1.0)	(12.3)	(6.1)
INCOME BEFORE TAX	137.9	118.7	416.2	323.2
Income taxes expense	(20.7)	(23.7)	(62.4)	(64.6)
NET INCOME AFTER TAX	117.2	95.0	353.8	258.6
Dividends paid on ordinary shares	(13.3)	(14.4)	(39.7)	(42.9)
Dividend paid on preference shares	(6.9)	(3.2)	(20.8)	(10.4)
Retained income	97.0	77.4	293.3	205.3
Components of net income (after tax)
Operating income	109.2	93.5	340.6	253.5
Net realized exchange gains (after tax)	9.2	2.5	22.7	10.4
Net realized investment losses (after tax)	(1.2)	(1.0)	(9.5)	(5.3)
NET INCOME AFTER TAX	117.2	95.0	353.8	258.6

ASPEN INSURANCE HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(in US$ millions)	As at September 30, 2007	As at December 31, 2006
ASSETS
Investments
Fixed maturities	4,176.4	3,828.7
Other investments	489.5	156.9
Short-term investments	553.3	695.5
Total investments	5,219.2	4,681.1
Cash and cash equivalents	567.2	495.0
Reinsurance recoverables
Unpaid losses	315.8	468.3
Ceded unearned premiums	102.1	29.8
Receivables
Underwriting premiums	818.0	688.1
Other	84.8	62.2
Deferred policy acquisition costs	152.9	141.4
Derivatives at fair value	19.2	33.8
Office properties and equipment	25.1	24.6
Other assets	13.6	7.6
Intangible assets	8.2	8.2
Total assets	7,326.1	6,640.1
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	2,963.0	2,820.0
Unearned premiums	931.7	841.3
Total insurance reserves	3,894.7	3,661.3
Payables
Reinsurance premiums	89.1	62.4
Taxation	109.9	61.8
Accrued expenses and other payables	229.0	186.2
Liabilities under derivative contracts	20.7	29.7
Total payables	448.7	340.1
Long-term debt	249.5	249.4
Total liabilities	4,592.9	4,250.8
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1
Preference shares	—	—
Additional paid-in capital	1,890.5	1,921.7
Retained earnings	743.8	450.5
Accumulated other comprehensive income, net of taxes	98.8	17.0
Total shareholders’ equity	2,733.2	2,389.3
Total liabilities and shareholders’ equity	7,326.1	6,640.1

ASPEN INSURANCE HOLDINGS LIMITED

PER SHARE DATA

(in US$ except for number of shares)	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Basic earnings per ordinary share
Net income adjusted for preference share dividend	1.24	0.96	3.77	2.61
Operating income adjusted for preference dividend	1.15	0.95	3.62	2.55
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	1.21	0.94	3.67	2.55
Operating income adjusted for preference dividend	1.12	0.93	3.52	2.50
Weighted average ordinary shares outstanding	88,712,178	95,253,714	88,250,043	95,249,041
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	91,081,765	97,321,137	90,757,617	97,238,516
Book value per ordinary share			26.46	21.87
Diluted book value (treasury stock method)			25.68	21.41
Ordinary shares outstanding at end of the period			87,145,828	95,260,798
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period			89,794,371	97,338,272

See pages 20, 26 and 27 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED

FINANCIAL RATIOS

(in US$ millions except for percentage figures)	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Average equity	2,188	2,034	2,099	2,015
Return on average equity
Net income adjusted for preference share dividend	5.0%	4.5%	15.9%	12.3%
Operating income adjusted for preference share dividend	4.7%	4.4%	15.2%	12.1%
Annualized Return on Average Equity(1)
Net income	20.2%	18.0%	21.2%	16.4%
Operating income	18.7%	17.6%	20.3%	16.1%
Loss ratio	52.4%	54.0%	54.8%	54.6%
Policy acquisition expense ratio	18.1%	18.4%	18.0%	20.3%
Operating and administration expense ratio	14.0%	8.6%	11.3%	9.3%
Expense ratio	32.1%	27.0%	29.3%	29.6%
Combined ratio	84.5%	81.0%	84.1%	84.2%
Debt to total capital	8.4%	9.7%	8.4%	9.7%

See pages 20, 26 and 27 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

Average equity excludes the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses.

(1)	Annualized return on average equity for the quarter is calculated as four times the return on average equity for the quarter; and for the period to date calculated as four-thirds times the return on average equity for the nine months to date.

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

Management has realigned the operating segments as a result of changes to the organizational and reporting structure of the business during 2007. An explanation of the changes to the segments is included on page 11. The results under the previous segments are shown on pages 12 to 17. Information related to prior periods has been re-presented to conform to the current period presentation. There was no effect on net income as a result of these changes.

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, reserves and combined ratios for each of our four business segments for the three and nine months ended September 30, 2007 and 2006.

	Three Months Ended September 30, 2007					Three Months Ended September 30, 2006
	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
(in US$ millions)
Gross written premiums	139.5	77.5	129.0	27.5	373.5	201.7	96.6	123.5	35.7	457.5
Net written premiums	131.5	77.1	118.1	22.1	348.8	194.5	96.2	112.3	30.5	433.5
Gross earned premiums	150.2	125.5	164.2	33.2	473.1	176.3	132.0	165.6	39.6	513.5
Net earned premiums	125.3	123.7	146.7	24.0	419.7	128.7	128.3	145.2	27.1	429.3
Losses and loss expenses	(42.9)	(92.2)	(75.3)	(9.5)	(219.9)	(58.6)	(82.0)	(63.8)	(27.6)	(232.0)
Policy acquisition expenses	(25.4)	(19.8)	(26.4)	(4.5)	(76.1)	(32.3)	(19.5)	(21.6)	(5.5)	(78.9)
Operating and administration expenses	(18.3)	(13.8)	(17.2)	(9.3)	(58.6)	(9.3)	(8.1)	(14.4)	(5.0)	(36.8)
Underwriting income (loss)	38.7	(2.1)	27.8	0.7	65.1	28.5	18.7	45.4	(11.0)	81.6
Net reserves for loss and loss adjustment expenses	480.0	1,201.9	909.7	55.6	2,647.2	565.7	887.6	697.3	50.4	2,201.0
Ratios
Loss ratio	34.2%	74.5%	51.3%	39.6%	52.4%	45.5%	63.9%	43.9%	101.8%	54.0%
Policy acquisition expense ratio	20.3%	16.0%	18.0%	18.8%	18.1%	25.1%	15.2%	14.9%	20.3%	18.4%
Operating and administration expense ratio	14.6%	11.2%	11.7%	38.9%	14.0%	7.2%	6.3%	9.9%	18.5%	8.6%
Expense ratio	34.9%	27.2%	29.7%	57.7%	32.1%	32.3%	21.5%	24.8%	38.8%	27.0%
Combined ratio	69.1%	101.7%	81.0%	97.3%	84.5%	77.8%	85.4%	68.7%	140.6%	81.0%

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Nine Months Ended September 30, 2007					Nine Months Ended September 30, 2006
	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
(in US$ millions)
Gross written premiums	521.9	380.2	513.2	98.2	1,513.5	565.1	435.8	538.6	119.1	1,658.6
Net written premiums	424.2	371.8	454.9	71.5	1,322.4	423.8	419.3	462.1	80.3	1,385.5
Gross earned premiums	462.8	364.3	496.7	105.4	1,429.2	514.3	376.6	509.4	115.0	1,515.3
Net earned premiums	423.0	355.8	449.5	81.6	1,309.9	378.4	364.8	439.3	78.4	1,260.9
Losses and loss expenses	(170.7)	(244.6)	(252.3)	(50.5)	(718.1)	(157.3)	(210.3)	(258.2)	(62.4)	(688.2)
Policy acquisition expenses	(83.9)	(56.3)	(80.1)	(15.2)	(235.5)	(104.3)	(62.8)	(73.6)	(14.7)	(255.4)
Operating and administration expenses	(49.6)	(33.9)	(45.2)	(19.6)	(148.3)	(36.9)	(28.6)	(40.1)	(12.4)	(118.0)
Underwriting income (loss)	118.8	21.0	71.9	(3.7)	208.0	79.9	63.1	67.4	(11.1)	199.3
Net reserves for loss and loss adjustment expenses	480.0	1,201.9	909.7	55.6	2,647.2	565.7	887.6	697.3	50.4	2,201.0
Ratios
Loss ratio	40.4%	68.7%	56.1%	61.9%	54.8%	41.6%	57.6%	58.8%	79.6%	54.6%
Policy acquisition expense ratio	19.8%	15.8%	17.8%	18.6%	18.0%	27.6%	17.2%	16.8%	18.7%	20.3%
Operating and administration expense ratio	11.7%	9.5%	10.1%	24.1%	11.3%	9.8%	7.8%	9.1%	15.8%	9.4%
Expense ratio	31.5%	25.3%	27.9%	42.7%	29.3%	37.4%	25.0%	25.9%	34.5%	29.7%
Combined ratio	71.9%	94.0%	84.0%	104.6%	84.1%	79.0%	82.6%	84.7%	114.1%	84.3%

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT
INTERNATIONAL INSURANCE

	Three Months Ended September 30, 2007			Three Months Ended September 30, 2006
	International Insurance	Specialty Reinsurance	Total	International Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross written premiums	112.9	16.1	129.0	114.8	8.7	123.5
Net written premiums	102.2	15.9	118.1	104.0	8.3	112.3
Gross earned premiums	138.2	26.0	164.2	145.7	19.9	165.6
Net earned premiums	121.0	25.7	146.7	126.0	19.2	145.2
Losses and loss expenses	(64.3)	(11.0)	(75.3)	(67.6)	3.8	(63.8)
Policy acquisition expenses	(23.1)	(3.3)	(26.4)	(19.0)	(2.6)	(21.6)
Operating and administration expenses	(14.2)	(3.0)	(17.2)	(12.9)	(1.5)	(14.4)
Underwriting income (loss)	19.4	8.4	27.8	26.5	18.9	45.4
Ratios
Loss ratio	53.1%	42.8%	51.3%	53.7%	(19.8%)	43.9%
Policy acquisition expense ratio	19.1%	12.8%	18.0%	15.1%	13.7%	14.9%
Operating and administration expense ratio	11.7%	11.7%	11.7%	10.2%	7.8%	9.9%
Expense ratio	30.8%	24.5%	29.7%	25.3%	21.5%	24.8%
Combined ratio	83.9%	67.3%	81.0%	79.0%	1.7%	68.7%

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT
INTERNATIONAL INSURANCE

	Nine Months Ended September 30, 2007			Nine Months Ended September 30, 2006
	International Insurance	Specialty Reinsurance	Total	International Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross written premiums	425.8	87.4	513.2	454.8	83.8	538.6
Net written premiums	368.2	86.7	454.9	380.6	81.5	462.1
Gross earned premiums	417.5	79.2	496.7	440.1	69.3	509.4
Net earned premiums	370.9	78.6	449.5	371.9	67.4	439.3
Losses and loss expenses	(223.1)	(29.2)	(252.3)	(242.9)	(15.3)	(258.2)
Policy acquisition expenses	(67.7)	(12.4)	(80.1)	(62.3)	(11.3)	(73.6)
Operating and administration expenses	(37.8)	(7.4)	(45.2)	(34.4)	(5.7)	(40.1)
Underwriting income (loss)	42.3	29.6	71.9	32.3	35.1	67.4
Ratios
Loss ratio	60.2%	37.2%	56.1%	65.3%	22.7%	58.8%
Policy acquisition expense ratio	18.3%	15.8%	17.8%	16.7%	16.8%	16.8%
Operating and administration expense ratio	10.2%	9.4%	10.1%	9.2%	8.5%	9.1%
Expense ratio	28.5%	25.2%	27.9%	25.9%	25.3%	25.9%
Combined ratio	88.7%	62.4%	84.0%	91.2%	48.0%	84.7%

ASPEN INSURANCE HOLDINGS LIMITED

As a result of a shift in the Company’s operating structure and the implementation of a number of strategic initiatives in 2007, the Company changed the composition of its business segments to reflect the manner in which the business is managed. The Company is currently organized into four business segments; property reinsurance, casualty reinsurance, international insurance and U.S. insurance. These segments form the basis of how the Company monitors the performance of its operations.

The property and casualty insurance segment was previously comprised of U.S. property and casualty insurance business written on an excess and surplus lines basis, U.K. commercial property and liability insurance and international property facultative business. With the appointment of Nathan Warde, as head of U.S. insurance and Matthew Yeldham, as head of international insurance, we have now redesignated U.S. insurance business as a separate segment. The U.K. property and liability insurance business now forms part of our international insurance segment which also consists of marine, energy, liability and aviation insurance, professional liability insurance and non-marine transport lines of business as well as specialty reinsurance. We have also re-allocated our international property facultative business to the property reinsurance segment, which was previously part of the property and casualty insurance segment. After these changes, the four operating segments are: property reinsurance, casualty reinsurance, international insurance and U.S. insurance.

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Three Months Ended September 30, 2007					Three Months Ended September 30, 2006
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross written premiums	136.0	77.5	86.2	73.8	373.5	196.4	96.6	77.7	86.8	457.5
Net written premiums	128.1	77.1	75.5	68.1	348.8	189.3	96.2	70.7	77.3	433.5
Gross earned premiums	145.7	125.5	127.5	74.4	473.1	173.6	132.0	117.1	90.8	513.5
Net earned premiums	121.8	123.7	114.0	60.2	419.7	126.9	128.3	104.6	69.5	429.3
Losses and loss expenses	(42.5)	(92.2)	(63.4)	(21.8)	(219.9)	(58.3)	(82.0)	(44.1)	(47.6)	(232.0)
Policy acquisition expenses	(25.0)	(19.8)	(22.1)	(9.2)	(76.1)	(31.0)	(19.5)	(18.3)	(10.0)	(78.8)
Operating and administration expenses	(16.8)	(13.8)	(13.0)	(15.0)	(58.6)	(10.0)	(8.1)	(8.0)	(10.8)	(36.9)
Underwriting income (loss)	37.5	(2.1)	15.5	14.2	65.1	27.6	18.7	34.2	1.1	81.6
Net reserves for loss and loss adjustment expenses	476.2	1,201.9	460.2	508.9	2,647.2	565.7	887.6	303.8	443.9	2,201.0
Ratios
Loss ratio	34.9%	74.5%	55.7%	36.2%	52.4%	46.0%	63.9%	42.2%	68.5%	54.0%
Policy acquisition expense ratio	20.5%	16.0%	19.4%	15.3%	18.1%	24.4%	15.2%	17.5%	14.4%	18.4%
Operating and administration expense ratio	13.8%	11.2%	11.4%	24.9%	14.0%	7.9%	6.3%	7.6%	15.5%	8.6%
Expense ratio	34.3%	27.2%	30.8%	40.2%	32.1%	32.3%	21.5%	25.1%	29.9%	27.0%
Combined ratio	69.2%	101.7%	86.5%	76.4%	84.5%	78.3%	85.4%	67.3%	98.4%	81.0%

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Nine Months Ended September 30, 2007					Nine Months Ended September 30, 2006
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross written premiums	507.8	380.2	397.5	228.0	1,513.5	554.8	435.8	399.9	268.1	1,658.6
Net written premiums	414.5	371.8	354.9	181.2	1,322.4	417.0	419.3	345.9	203.3	1,385.5
Gross earned premiums	450.2	364.3	377.6	237.1	1,429.2	510.2	376.6	346.6	281.9	1,515.3
Net earned premiums	413.2	355.8	343.3	197.6	1,309.9	376.9	364.8	301.4	217.8	1,260.9
Losses and loss expenses	(170.3)	(244.6)	(199.8)	(103.4)	(718.1)	(153.5)	(210.3)	(172.7)	(151.7)	(688.2)
Policy acquisition expenses	(82.9)	(56.3)	(65.9)	(30.4)	(235.5)	(103.0)	(62.8)	(57.4)	(32.2)	(255.4)
Operating and administration expenses	(46.8)	(33.9)	(33.3)	(34.3)	(148.3)	(36.6)	(28.6)	(25.8)	(27.0)	(118.0)
Underwriting income (loss)	113.2	21.0	44.3	29.5	208.0	83.8	63.1	45.5	6.9	199.3
Net reserves for loss and loss adjustment expenses	476.2	1,201.9	460.2	508.9	2,647.2	565.7	887.6	303.8	443.9	2,201.0
Ratios
Loss ratio	41.2%	68.7%	58.2%	52.3%	54.8%	40.7%	57.6%	57.3%	69.6%	54.6%
Policy acquisition expense ratio	20.1%	15.8%	19.2%	15.4%	18.0%	27.3%	17.2%	19.0%	14.8%	20.3%
Operating and administration expense ratio	11.3%	9.5%	9.7%	17.4%	11.3%	9.8%	7.9%	8.6%	12.4%	9.4%
Expense ratio	31.4%	25.3%	28.9%	32.8%	29.3%	37.1%	25.1%	27.6%	27.2%	29.7%
Combined ratio	72.6%	94.0%	87.1%	85.1%	84.1%	77.8%	82.7%	84.9%	96.8%	84.3%

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended September 30, 2007			Three Months Ended September 30, 2006
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance		Total
(in US$ millions)
Gross written premiums	70.1	16.1	86.2	69.0	8.7		77.7
Net written premiums	59.6	15.9	75.5	62.4	8.3		70.7
Gross earned premiums	101.5	26.0	127.5	97.2	19.9		117.1
Net earned premiums	88.3	25.7	114.0	85.4	19.2		104.6
Losses and loss expenses	(52.5)	(11.0)	(63.5)	(47.9)	3.8	(1)	(44.1)
Policy acquisition expenses	(18.8)	(3.3)	(22.1)	(15.7)	(2.6)		(18.3)
Operating and administration expenses	(10.0)	(3.0)	(13.0)	(6.5)	(1.5)		(8.0)
Underwriting profit (loss)	7.0	8.4	15.4	15.3	18.9		34.2
Ratios
Loss ratio	59.5%	42.8%	55.7%	56.1%	(19.8%)	(1)	42.2%
Policy acquisition expense ratio	21.3%	12.8%	19.4%	18.4%	13.4%		17.5%
Operating and administration expense ratio	11.3%	11.7%	11.4%	7.6%	8.1%		7.6%
Expense ratio	32.6%	24.5%	30.8%	26.0%	21.5%		25.1%
Combined ratio	92.1%	67.3%	86.5%	82.1%	1.7%		67.3%

(1) The positive losses and loss expenses and loss ratios are due to the release of prior year reserves.

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

SPECIALTY INSURANCE AND REINSURANCE

	Nine Months Ended September 30, 2007			Nine Months Ended September 30, 2006
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross written premiums	310.1	87.4	397.5	316.1	83.8	399.9
Net written premiums	268.2	86.7	354.9	264.4	81.5	345.9
Gross earned premiums	298.4	79.2	377.6	277.3	69.3	346.6
Net earned premiums	264.7	78.6	343.3	234.0	67.4	301.4
Losses and loss expenses	(170.6)	(29.2)	(199.8)	(157.4)	(15.3)	(172.7)
Policy acquisition expenses	(53.5)	(12.4)	(65.9)	(46.1)	(11.3)	(57.4)
Operating and administration expenses	(25.9)	(7.4)	(33.3)	(20.1)	(5.7)	(25.8)
Underwriting profit (loss)	14.7	29.6	44.3	10.4	35.1	45.5
Ratios
Loss ratio	64.5%	37.2%	58.2%	67.3%	22.7%	57.3%
Policy acquisition expense ratio	20.2%	15.8%	19.2%	19.7%	16.8%	19.0%
Operating and administration expense ratio	9.8%	9.4%	9.7%	8.6%	8.4%	8.6%
Expense ratio	30.0%	25.2%	28.9%	28.3%	25.2%	27.6%
Combined ratio	94.5%	62.4%	87.1%	95.6%	47.9%	84.9%

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended September 30, 2007			Three Months Ended September 30, 2006
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross written premiums	27.4	46.4	73.8	34.0	52.8	86.8
Net written premiums	25.1	43.0	68.1	31.2	46.1	77.3
Gross earned premiums	29.9	44.5	74.4	36.4	54.4	90.8
Net earned premiums	20.0	40.2	60.2	21.7	47.8	69.5
Losses and loss expenses	(10.9)	(10.9)	(21.8)	(17.1)	(30.5)	(47.6)
Policy acquisition expenses	(4.2)	(5.0)	(9.2)	(3.6)	(6.4)	(10.0)
Operating and administration expenses	(7.1)	(7.9)	(15.0)	(6.2)	(4.6)	(10.8)
Underwriting income (loss)	(2.2)	16.4	14.2	(5.2)	6.3	1.1
Ratios
Loss ratio	54.5%	27.1%	36.2%	78.8%	63.8%	68.5%
Policy acquisition expense ratio	21.0%	12.3%	15.3%	16.6%	13.4%	14.4%
Operating and administration expense ratio	35.5%	19.7%	24.9%	28.6%	9.6%	15.5%
Expense ratio	56.5%	32.0%	40.2%	45.2%	23.0%	29.9%
Combined ratio	111.0%	59.1%	76.4%	124.0%	86.8%	98.4%

ASPEN INSURANCE HOLDING LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

PROPERTY AND CASUALTY INSURANCE

	Nine Months Ended September 30, 2007			Nine Months Ended September 30, 2006
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross written premiums	90.7	137.3	228.0	107.8	160.3	268.1
Net written premiums	55.8	125.4	181.2	61.2	142.1	203.3
Gross earned premiums	92.9	144.2	237.1	108.4	173.5	281.9
Net earned premiums	65.6	132.0	197.6	65.4	152.4	217.8
Losses and loss expenses	(43.1)	(60.3)	(103.4)	(56.4)	(95.3)	(151.7)
Policy acquisition expenses	(13.4)	(17.0)	(30.4)	(12.2)	(20.0)	(32.2)
Operating and administration expenses	(16.2)	(18.1)	(34.3)	(12.5)	(14.5)	(27.0)
Underwriting income (loss)	(7.1)	36.6	29.5	(15.7)	22.6	6.9
Ratios
Loss ratio	65.7%	45.7%	52.3%	86.2%	62.5%	69.6%
Policy acquisition expense ratio	20.4%	12.9%	15.4%	18.7%	13.1%	14.8%
Operating and administration expense ratio	24.7%	13.7%	17.4%	19.1%	9.6%	12.4%
Expense ratio	45.1%	26.6%	32.8%	37.8%	22.7%	27.2%
Combined ratio	110.8%	72.3%	85.1%	124.0%	85.2%	96.8%

ASPEN INSURANCE HOLDING LIMITED

CONSOLIDATED CHANGE IN SHAREHOLDERS’ EQUITY

(in US$ millions)	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Ordinary shares
Beginning and end of period	0.1	0.1
Preference shares
Beginning and end of period	—	—
Additional paid-in capital
Beginning of period	1,921.7	1,887.0
New ordinary shares issued	11.0	0.1
Shares repurchased	(50.1)	—
New preference shares issued	—	29.2
New preference shares issue costs	—	(0.1)
Share-based compensation	7.9	7.4
End of period	1,890.5	1,923.6
Retained earnings
Beginning of period	450.5	144.2
Net income for the period	353.8	258.6
Dividends paid on ordinary and preference shares	(60.5)	(53.3)
End of period	743.8	349.5
Accumulated Other Comprehensive Income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	59.1	42.8
Change for the period	56.4	30.0
End of period	115.5	72.8
Loss on derivatives
Beginning of period	(1.8)	(2.0)
Reclassification to interest payable	0.1	0.1
End of period	(1.7)	(1.9)
Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	(40.3)	(32.3)
Change for the period	18.9	1.5
Reclassification to net realized gains	6.4	1.4
End of period	(15.0)	(29.4)
Total accumulated other comprehensive income	98.8	41.5
Total shareholders’ equity	2,733.2	2,314.7

ASPEN INSURANCE HOLDING LIMITED

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Net income	353.8	258.6
Other comprehensive income, net of taxes:
Reclassification adjustment for net realized gains included in net income	6.4	1.4
Change in unrealized losses on investments	18.9	1.5
Loss on derivatives reclassified to interest expense	0.1	0.1
Change in unrealized gains on foreign currency translation	56.4	30.0
Other comprehensive loss	81.8	33.0
Comprehensive income	435.6	291.6

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in US$ millions)	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Net cash from operating activities	626.1	380.4	(1)
Net cash used in investing activities	(455.8)	(706.3)	(1)
Net cash used in financing activities	(99.5)	(24.1)
Effect of exchange rate movements on cash and cash equivalents	1.4	13.2
Decrease in cash and cash equivalents	72.2	(336.8)
Cash at beginning of the period	495.0	748.3
Cash at end of the period	567.2	411.5
1)	Certain figures in the 2006 statement of cash flows have been reclassified to conform to the current presentation.

ASPEN INSURANCE HOLDING LIMITED

RETURN ON AVERAGE EQUITY

(in US$ millions except for percentages)	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Closing shareholders’ equity	2,733	2,315	2,733	2,315
Average adjustment	(545)	(281)	(634)	(300)
Average equity (1)	2,188	2,034	2,099	2,015
Return on average equity from underwriting activity (2)	3.0%	4.0%	9.9%	9.9%
Return on average equity from investment and other activity (3)	2.7%	1.6%	8.4%	5.4%
Pre-tax operating income return on average equity, for period	5.7%	5.6%	18.3%	15.3%
Post-tax return on average equity (4)	4.7%	4.4%	15.2%	12.1%
Ratios
Combined ratio	84.5%	81.0%	84.1%	84.2%

See page 27 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1)	Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares, (ii) after tax unrealized appreciation or depreciation on investments and (iii) the average after tax unrealized foreign exchange gains and losses.
2)	Calculated by using underwriting income.
3)	Calculated by using total other operating revenue and other expense adjusted for preference share dividend.
4)	Calculated by using operating income after tax adjusted for preference share dividend.

ASPEN INSURANCE HOLDING LIMITED

CONSOLIDATED INVESTMENT PORTFOLIO

(in US$ millions)	As at September 30, 2007
Fixed maturities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	697.9	3.7	(3.7)	697.9
U.S Government Agency Securities	298.4	0.8	(0.9)	298.3
Corporate securities	1,425.7	4.2	(15.7)	1,414.2
Foreign government	421.7	1.2	(6.0)	416.9
Municipals	1.6	—	—	1.6
Asset-backed securities	221.9	0.3	(0.9)	221.3
Mortgage-backed securities	1,132.2	3.4	(9.4)	1,126.2
Total fixed income maturities	4,199.4	13.6	(36.6)	4,176.4
Other investments	489.5	—	—	489.5
Short-term investments	553.6	0.2	(0.5)	553.3
Total investments	5,242.5	13.8	(37.1)	5,219.2

ASPEN INSURANCE HOLDINGS LIMITED

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Nine Months Ended September 30, 2007	Twelve Months Ended December 31, 2006
Provision for losses and loss expenses at start of period	2,820.0	3,041.6
Less reinsurance recoverable	(468.3)	(1,192.7)
Net loss and loss expenses at start of period	2,351.7	1,848.9
Loss reserve portfolio transfer	11.0	0.7
Provision for losses and loss expenses for claims incurred
Current period	791.0	941.2
Prior period release	(72.9)	(51.3)
Total incurred	718.1	889.9
Losses and loss expense payments for claims incurred	(495.4)	(469.7)
Foreign exchange losses	61.8	81.9
Net loss and loss expense reserves at end of period	2,647.2	2,351.7
Plus reinsurance recoverables on unpaid losses at end of period	315.8	468.3
Gross loss and loss expense reserves at end of period	2,963.0	2,820.0

ASPEN INSURANCE HOLDINGS LIMITED

RESERVES BY OPERATING SEGMENT

(in US$ millions)	As at September 30, 2007			As at December 31, 2006
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property reinsurance	569.7	(89.7)	480.0	713.2	(159.7)	553.5
Casualty reinsurance	1,215.9	(14.0)	1,201.9	970.9	(9.1)	961.8
International insurance	1,046.0	(136.3)	909.7	1,006.7	(215.6)	791.1
U.S. insurance	131.4	(75.8)	55.6	129.2	(83.9)	45.3
Total losses and loss expense reserves	2,963.0	(315.8)	2,647.2	2,820.0	(468.3)	2,351.7

PREVIOUS SEGMENTS

RESERVES BY OPERATING SEGMENT

(in US$ millions)	As at September 30, 2007			As at December 31, 2006
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property reinsurance	565.9	(89.7)	476.2	709.2	(159.7)	549.5
Casualty reinsurance	1,215.9	(14.0)	1,201.9	970.9	(9.1)	961.8
Specialty insurance and reinsurance	619.3	(159.1)	460.2	570.1	(216.3)	353.8
Property and casualty insurance	561.9	(53.0)	508.9	569.8	(83.2)	486.6
Total losses and loss expense reserves	2,963.0	(315.8)	2,647.2	2,820.0	(468.3)	2,351.7

ASPEN INSURANCE HOLDINGS LIMITED

MOVEMENT IN RESERVES FOR PRIOR YEARS

(in US$ millions)	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Property reinsurance	(0.7)	(14.8)	(9.6)	(33.5)
Casualty reinsurance	1.6	7.2	19.0	54.2
International insurance	24.1	19.9	60.0	36.1
U.S. insurance	3.5	0.1	3.5	1.3
Release in reserves for prior years during the period	28.5	12.4	72.9	58.1

PREVIOUS SEGMENTS

MOVEMENT IN RESERVES FOR PRIOR YEARS

(in US$ millions)	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Property reinsurance	(0.7)	(14.8)	(12.2)	(33.5)
Casualty reinsurance	1.6	7.2	19.0	54.2
Specialty insurance and reinsurance	9.8	2.9	20.9	4.1
Property and casualty insurance	17.8	17.1	45.2	33.3
Release in reserves for prior years during the period	28.5	12.4	72.9	58.1

ASPEN INSURANCE HOLDINGS LIMITED

REINSURER SECURITY RATING

(in US$ millions except for percentages)	As at September 30, 2007		As at December 31, 2006
S&P
AAA	32.5	10.3%	77.9	16.6%
AA+	2.2	0.7%	2.1	0.4%
AA	20.0	6.3%	0.0	0.0%
AA−	61.3	19.4%	105.2	22.5%
A+	111.3	35.3%	13.2	2.8%
A	18.9	6.0%	166.3	35.6%
A−	41.8	13.2%	61.1	13.0%
Fully collateralised	3.7	1.2%	3.8	0.8%
Not rated	24.1	7.6%	38.7	8.3%
	315.8	100.0%	468.3	100.0%
A.M. Best
A++	32.5	10.3%	77.9	16.6%
A+	41.0	13.0%	36.5	7.8%
A	176.1	55.8%	289.0	61.8%
A−	41.8	13.2%	61.1	13.0%
B++	20.0	6.3%	0.0	0.0%
Fully collateralised	3.7	1.2%	3.8	0.8%
Not rated	0.7	0.2%	0.0	0.0%
	315.8	100.0%	468.3	100.0%

ASPEN INSURANCE HOLDINGS LIMITED

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Basic weighted average ordinary shares outstanding	88.712	95.254	88.250	95.249
Add: weighted average of employee options	1.243	1.147	1.436	1.146
Add: weighted average of performance shares	0.757	0.343	0.567	0.287
Add: weighted average of restricted share units	0.266	0.125	0.240	0.106
Add: weighted average of options issued to Wellington Investment Holding (Jersey) Limited	—	0.330	0.135	0.330
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.104	0.122	0.130	0.121
Diluted weighted average ordinary shares outstanding	91.082	97.321	90.758	97.239

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company’s ordinary shares at the average market price during the period of calculation.

ASPEN INSURANCE HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table for the three and nine months ended September 30, 2007 and 2006:

(in US$ millions except where stated)	Three Months Ended September 30, 2007		Three Months Ended September 30, 2006		Nine Months Ended September 30, 2007		Nine Months Ended September 30, 2006
Net income adjusted for preference share dividend		110.3		91.8		333.0		248.2
Add (deduct) after tax income:
Net exchange gains		(9.2)		(2.5)		(22.7)		(10.4)
Net realized losses on investments		1.2		1.0		9.5		5.3
Operating income adjusted for preference share dividend		102.3		90.3		319.8		243.1
Tax on operating income		(21.4)		(23.7)		(65.2)		(65.4)
Operating income before tax adjusted for preference share dividend		123.7		114.0		385.0		308.5
Weighted average ordinary shares outstanding (millions)
Basic		88.71		95.25		88.25		95.25
Diluted		91.08		97.33		90.76		97.24
Basic per ordinary share data	$		$		$		$
Net income adjusted for preference share dividend		1.24		0.96		3.77		2.61
Add (deduct) after tax income
Net exchange gains		(0.10)		(0.02)		(0.26)		(0.11)
Net realized losses on investments		0.01		0.01		0.11		0.05
Operating income adjusted for preference shares dividend		1.15		0.95		3.62		2.55
Diluted per ordinary share data
Net income adjusted for preference share dividend		1.21		0.94		3.67		2.55
Add (deduct) after tax income
Net exchange gains		(0.10)		(0.02)		(0.25)		(0.11)
Net realized losses on investments		0.01		0.01		0.10		0.06
Operating income adjusted for preference share dividend		1.12		0.93		3.52		2.50
Book value per ordinary share
Net assets (excluding intangible assets and preference shares)						2,305.8		2,083.6
Number of ordinary shares in issue at the end of the period						87,145,828		95,260,798
Diluted number of ordinary shares in issue at the end of the period						89,794,371		97,338,272
					$		$
Book value per ordinary share						26.46		21.87
Diluted book value per ordinary share						25.68		21.41